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                                                                    EXHIBIT 10.9

                          LOAN AND FINANCING AGREEMENT
                          ----------------------------

  THIS AGREEMENT, executed this 5th day of May, 1995, by and between Chempower, Inc., having its principal office at 807 East Turkeyfoot Lake Road, Akron, Ohio 44319 (hereinafter referred to as "Lender"); and Controlled Power Limited Partnership, an Illinois limited partnership, having its principal office at 1501 Raff Road, S.W., Canton, Ohio 44710 (hereinafter referred to as "Borrower");

                                  WITNESSETH :
                                  ----------

WHEREAS, Borrower desires to borrow money from Lender to be secured as hereinafter provided; and

  WHEREAS, it is contemplated that Lender may, from time to time, extend future advances and/or other financial accommodations to Borrower to be secured as hereinafter provided;

  NOW, THEREFORE, in consideration of the mutual premises and covenants and in reliance upon the representations and warranties hereinafter contained, subject to the terms and conditions of this Loan and Financing Agreement, it is hereby agreed by and between Lender and Borrower as follows:


                                  DEFINITIONS
                                  -----------

  1.1 "Indebtedness" means and shall include (i) all indebtedness and liabilities of whatsoever kind, nature and description owed to Lender by Borrower, whether direct or indirect (including but not limited to, by way of guaranty), absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint and/or several; (ii) all future advances made by the Lender for the protection or preservation of the Lender's rights and interest arising hereunder or in the Collateral including, by way of illustration but without limitation, advances for taxes, levies, assessments, insurance and/or maintenance of the Collateral; and (iii) all costs and expenses incurred by the Lender in the protection, enforcement and/or collection of any of the foregoing including, by way of illustration but without limitation, attorneys' fees.

  1.2 "Equipment" means and includes all goods, equipment, fixtures, furniture, machinery, tools and other items of personal property (other than Inventory) of every kind and description, presently owned or hereafter acquired by the Borrower and wheresoever located, together with all additions, attachments, accessions, parts, replacements, substitutions and/or renewals thereof or therefor.





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  1.3  "Inventory" means and includes all goods, merchandise, products and/or commodities acquired, manufactured or processed by Borrower and intended for sale and/or lease, and all raw materials, goods in process, finished goods, materials and supplies of every nature used and/or usable in connection with such manufacture, processing, packing, shipping, sale and/or lease of goods, products or services, regardless of where the same may be situated, kept and/or stored and whether presently owned or hereafter acquired by the Borrower.

  1.4 "Collateral" means and includes all, Equipment, and Inventory whether now owned or hereafter acquired by Borrower.


                                 LINE OF CREDIT
                                 --------------

  2.1 Lender may, at its option, make loans to Borrower, from time to time, in an aggregate principal amount up to, but not exceeding at any one time, the sum of Three Million Dollars ($3,000,000.00) (hereinafter referred to as "Credit Loan").

  2.2 All such loans and/or advances shall be charged to a Loan Account which will be maintained in Lender's books in Borrower's name. Lender shall render to Borrower, from time to time, a statement of the Loan Account which shall be deemed to be correct, accepted by and binding upon Borrower, unless Lender receives a written statement of exceptions within Thirty (30) days subsequent to the date upon which such statement has been rendered to Borrower. Borrower, at the Lender's request, shall execute and deliver to the Lender, from time to time, Promissory Note(s), in form and substance as is satisfactory to Lender, which Promissory Note(s) shall evidence the balances owing by Borrower to Lender, as evidenced by the aforementioned Loan Account maintained on the Lender's books; provided, however, that unless and until such Promissory Note(s) are requested and delivered, the Loan Account maintained on Lender's books in the name of Borrower, and/or such statement(s) of the Loan Account as rendered by Lender to Borrower, shall be prima facie evidence of the loan(s)
                                         -----------
and advance(s) owing to Lender by Borrower.


                                 DISBURSEMENTS
                                 -------------

  3.1 From the proceeds of the loan(s) which may be consummated concurrently with the execution hereof, Lender is hereby authorized and directed to disburse and pay over to such firms, persons or corporations such amounts as are set forth in a schedule attached hereto, made a part hereof, and which is entitled "Disbursement Schedule".





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                              SECURITY INTEREST(S)
                              --------------------

  4.1 As security for the payment to Lender of all of the Indebtedness and for the performance of any and all of the duties and/or obligations of Borrower hereunder, and any and all other contracts, agreements and/or instruments executed in connection herewith, Borrower does hereby grant, assign and convey to Lender a continuing security interest in and to the Collateral, and the proceeds and products thereof.

  4.2 As further security for the payment to Lender of all of the Indebtedness and for the performance of any and all of the duties and/or obligations of Borrower hereunder, and any and all other contracts, agreements and/or instruments executed in connection herewith, Borrower does hereby agree to grant, assign and convey to Lender such other security interest(s) and/or mortgage(s) as Lender may, from time to time, require.

  4.3 Borrower shall execute and deliver to Lender, concurrently with the execution of this Loan and Financing Agreement and at any time(s) hereafter, all financing statements, security agreements, contracts, reports, letters of authority, pledges, notices and/or other agreements, instruments and documents which Bank may request, in form and substance satisfactory to Lender, to perfect and maintain the Security Interest(s), granted to Lender by Borrower in and to the Collateral, and in order to fully consummate any of the transactions contemplated hereunder or under any other agreement, instrument or document hereafter executed by Borrower and delivered to Lender.


                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

  In order to induce the Lender to enter into this Loan and Financing Agreement and to make the loans and/or advances hereunder, Borrower represents and warrants to Lender and, as and at the time of each advance, execution and/or renewal of any Indebtedness and/or Promissory Note(s) in connection herewith and/or otherwise Borrower shall be deemed to have represented and warranted, as follows:

  5.1 Borrower is a limited partnership duly organized, legally existing and in good standing under the laws of the State of Illinois and that it is qualified to do business in any other state in which it conducts its business.

  5.2 Borrower does not operate and/or conduct its business and is not entitled to operate and/or conduct its business under any assumed name.

  5.3 Borrower has the power and is duly authorized to enter into this Loan and Financing Agreement and to execute and to





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deliver to Lender, now and from time to time hereafter, additional agreements, assignments, guaranties, pledges, mortgages, and other instruments and/or documents relating to the borrowing of monies from Lender and the granting of security interest(s) and lien(s) upon the Collateral to secure the payment of the Indebtedness.

  5.4 Borrower has, by appropriate partnership action, authorized, empowered and directed its respective Partner(s) whose signatures appear hereon, and/or on any agreements, instruments and/or documents executed and delivered in connection herewith, to execute the same for and on behalf of Borrower.

  5.5 The execution by Borrower of this Loan and Financing Agreement and/or any other agreement, security agreement, assignment, guaranty, pledge, mortgage, instrument and/or document which may, from time to time hereafter, be executed in respect hereto and delivered to Lender, shall not constitute a breach of any provision(s) contained in its Partnership Agreement and/or any agreement(s) to which it is now a party, and that the performance by it of its obligations hereunder or under any agreement(s) now executed by it and delivered to Lender, shall not constitute an event of default under any other agreement to which it is now a party.

  5.6 All financial statements and/or information relating to Borrower which have been or which hereafter may be delivered by or for Borrower to Lender or its representatives are true and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied, that there has been no material adverse change in its financial condition since the submission of any financial information to Lender and no such material adverse change in its financial condition is imminent or threatened.

  5.7 All of its Federal, State and other tax returns, reports, including reports of or to any governmental authority for the proper maintenance and operation of its properties, assets and business, that may be required by law to be filed or paid, have been so filed and paid, and all Federal and other taxes, assessments fees and other governmental charges (other than those presently payable, without penalty) imposed upon it, its properties or assets which are due and payable, have been fully paid.

  5.8 All Defined Benefit Pension Plans, as defined in the Employee Retirement Income Security Act of 1974, as amended, of Borrower (if it maintains such a Plan) meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to any such Plan.

  5.9 There is no litigation, administrative proceeding, investigation or other action of any nature pending, or to the





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knowledge of Borrower and/or its officers, threatened, against or affecting it which involves the possibility of any judgment or liability not fully covered by insurance or which may materially or adversely affect any of the Collateral or its right to carry on its business as now conducted. Details of all litigation, administrative proceedings, investigations or other action of similar nature, pending or threatened against it, at any time during the term of this Loan and Financing Agreement will be brought to the attention of Lender, in writing, forthwith.

  5.10 Borrower is the lawful owner of the Collateral and has the right to grant the Security Interest(s) hereunder to Lender, free and clear of all liens and Security Interest(s) of others and shall defend the Collateral and the Security Interest(s) of Lender against the lawful claims and demands of others.

  5.11 The records concerning all of the Collateral of Borrower are kept at the place(s) of business which have hereinbefore or are hereinafter specified, and such records shall not be removed from such office(s) without the prior written consent of Lender.

  5.12 Borrower is in possession of the Collateral, except such Collateral as may be in transit or Inventory that may be in storage; the Collateral is presently located at the address of Borrower hereinbefore specified, or such other locations as are set forth in a schedule which is attached hereto, made a part hereof and labeled "Collateral Location"; such Collateral shall not be removed from such locations without the prior, written, consent of Lender.


                             AFFIRMATIVE COVENANTS
                             ---------------------

  The Borrower hereby covenants and agrees with Lender that so long as Borrower shall be indebted to Lender and, until payment, in full, of the Indebtedness and the performance of any and all other obligations of Borrower, it will:

  6.1 Keep all of its assets insured, at its own expense, against loss or damage by fire, explosion and such other risks ordinarily insured against by other owners or users of property in similar businesses for the full insurable value thereof, by policies of insurance in such form, in such amounts and with such companies as may be satisfactory to Lender, insuring Borrower and payable to Lender. Certified copies of all such insurance policies shall be delivered to Lender upon demand. All proceeds payable under any of such policies shall be payable, in any event, to Lender and applied to the Indebtedness of Borrower to Lender. Borrower hereby grants Lender a continuing security interest in and to all of said policies, and the proceeds thereof, to secure the Indebtedness of Borrower to Lender. Each insurer shall agree by endorsement upon the policy or policies issued by it to Borrower as



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required above or by independent instruments furnished to Lender, that it will give the Lender a Ten (10) day written notice prior to the alteration or cancellation of any such policy or policies and that no act or default of Borrower or of any other persons shall affect the right of Lender to recover under said policy or policies.

  6.2 Maintain, preserve and keep its assets and properties and every part thereof in good repair, working order and condition and, from time to time, make all needful and proper repairs, renewals, replacements, additions, improvements and such maintenance thereto, so that at all times the efficiency thereof shall be fully preserved and maintained. Borrower shall, upon request, immediately deliver to Lender evidence of ownership and/or certificates of title relative to Collateral and shall place on or otherwise identify the Collateral with such marks or other methods of identification sufficient to give notice of Borrower's ownership thereof.

  6.3 Promptly pay and discharge all taxes, assessments and governmental charges upon or against Borrower or its respective property and/or assets prior to the date upon which penalties attach thereto, unless and to the extent that such taxes are being diligently contested, in good faith and by appropriate proceedings, and appropriated reserves therefor have been established and further, promptly pay and discharge all lawful claims, whether for labor, material, supplies, services or otherwise which might or could, if unpaid, become a lien or charge upon the properties and/or assets of Borrower, unless and to the extent only, that same are being diligently contested, in good faith and by appropriate proceedings, and appropriate reserves therefor have been established.

  6.4 Carry on and conduct its business in substantially the same manner and in substantially the same fields as such business is now or has heretofore been carried on, and maintain its partnership existence and comply with all valid and applicable statutes, rules and/or regulations.

  6.5 Furnish to Lender such other information as Lender may, from time to time, request and allow Lender, by or through its officers, agents, attorneys and/or accountants, to examine and inspect the books and records of Borrower and to make abstracts and copies thereof, and further, to visit and inspect any of the Collateral or other property of Borrower wherever the same may be located. The costs and expenses incurred by Lender hereunder shall, prior to a default hereunder, be borne by Lender and, after a default hereunder, shall be borne by Borrower, payable on demand and secured by the Collateral.

  6.6 Notify Lender forthwith of any material loss or depreciation in the value of the Collateral.

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  6.7  Notify Lender forthwith of any default on any payment of principal or interest on any obligation to any other person for borrowed money or of any default in performance of any term, condition and/or covenant contained in any other note(s) or agreement(s) which in itself, or with the giving of notice of lapse of time, or both, may allow acceleration of the maturity of the entire outstanding indebtedness of any liability.


                               NEGATIVE COVENANTS
                               ------------------

  The Borrower hereby covenants and agrees with Lender so long as any of the Indebtedness shall remain outstanding and unpaid to Lender, Borrower will not, without the express, prior, written consent of Lender:

  7.1 Substantially change the character of its business as presently conducted;

  7.2 Invest in, organize or participate in the organization and/or creation of any other corporation, partnership, association, proprietorship and/or any other business organization or merge, consolidate with or into any other corporation, partnership, proprietorship, and/or any other business organization;

  7.3 Sell, lease or otherwise dispose of any of its assets, properties or business other than in the ordinary course of business;

  7.4 Other than Permitted Encumbrances, suffer or permit any security interest, lien and/or encumbrance upon any of its properties, assets and interests in property or assets, except to Lender;

  7.5 Incur any debts, whether by borrowing or otherwise, outside of the ordinary course of business, or guaranty or otherwise become in any way liable with respect to the obligation of any other firm, person or corporation, except by endorsement of the instruments or items of payment for deposit to the general account of Borrower which are transmitted or turned over to Lender on account of the Indebtedness owing from Borrower to Lender;

  7.6 Make any advances, directly or indirectly, by way of loan, guaranty or otherwise, to any firm, person or corporation, including any companies controlled by or affiliated with the Borrower, or to any officer, director, stockholder or employee of Borrower;

  7.7 Purchase, lease or otherwise acquire, or enter into any commitment to purchase, lease or otherwise acquire, capital assets other than in the ordinary course of business.


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                               EVENTS OF DEFAULT
                               -----------------

  Upon the occurrence of any of the following Events of Default, Lender may, at its option, declare by written notice to Borrower, the principal of and interest on the Promissory Note(s) and/or all Indebtedness of Borrower then remaining unpaid, to be immediately due and payable, all without demand, presentment and/or other notice of any kind, all of which are hereby expressly waived.

  8.1 Borrower shall default in any payment of the principal of or interest on its Indebtedness to Lender when and as the same shall have become due and payable, whether at maturity, by acceleration or otherwise, and Borrower shall fail to cure such default within 10 days thereof;

  8.2 Borrower shall default in the performance or observation of any other obligation to Lender or there shall be a breach of any covenant, warranty or condition hereof, or any representation herein, is or has become untrue;

  8.3 Borrower shall default in any payment of principal or interest in any obligation to any other person for borrowed money; or Borrower shall default in the performance of any term, condition or covenant contained in any other note(s) or agreement(s);

  8.4 Any judgment, decree or order aggregating (alone or with other judgments, decrees or orders) $10,000.00 not fully covered by insurance shall have been entered by a court of competent jurisdiction against Borrower, or any writ or warrant of attachment or any similar process shall have been filed against Borrower or against any property or asset of Borrower, and such judgment, decree, order, writ or warrant of attachment or similar process shall have remained unsatisfied, unvacated, unbonded or unstayed for a period of Fifteen (15) days;

  8.5 Borrower shall have become insolvent (subject to the Thirty (30) day period provisions hereinafter recited) or admit, in writing, its inability to meet its obligations as they mature; or is generally not paying its debts as such debts become due; or shall have an order for relief entered against it; or shall apply for the appointment of a custodian, trustee or receiver for Borrower or any substantial portion of its properties, or any such custodian, trustee or receiver shall be appointed, and if appointed in a proceeding brought against Borrower, Borrower, by any action shall indicate its approval of, consent to or acquiescence in such appointment, or any such custodian, trustee or receiver shall not be discharged within Thirty (30) days; or any proceeding involving Borrower shall be instituted under any bankruptcy, reorganization, arrangement, insolvency or other similar statute of the United States or any State thereof, and if such proceeding shall be



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instituted against Borrower, Borrower shall, by any action, indicate its approval of, consent to, or acquiescence therein, or the same shall remain undismissed for Thirty (30) days;

  8.6 Any guarantor of the Indebtedness shall default in the performance or observation of any obligation now or hereafter owing to Lender, or any individual guarantor of the Indebtedness shall die, or any guarantor of the Indebtedness shall have become insolvent (subject to the Thirty (30) day period provisions hereinafter recited) or admit, in writing, its inability to meet its obligations as they mature; or is generally not paying its debts as such debts become due; or shall have an order for relief entered against it; or shall apply for the appointment of a custodian, trustee or receiver for any guarantor or any substantial portion of its properties, or any such custodian, trustee or receiver shall be appointed, and if appointed in a proceeding brought against guarantor, such guarantor, by any action shall indicate its approval of, consent to or acquiescence in such appointment, or any such custodian, trustee or receiver shall not be discharged within Thirty (30) days; or any proceeding involving any guarantor shall be instituted under any bankruptcy, reorganization, arrangement, insolvency or other similar statute of the United States or any State thereof, and if such proceeding shall be instituted against any guarantor, such guarantor shall, by any action, indicate its approval of, consent to, or acquiescence therein, or the same shall remain undismissed for Thirty (30) days;

  8.7 Any failure to perform and discharge any of the obligations, covenants and agreements required to be performed under the provisions of any instruments evidencing and/or securing the Indebtedness and/or any other present and future borrowings, or any agreements in relation thereto, within the time period called for thereunder, including any cure period set forth in such agree-ments, or any default by a guarantor(s) of the Indebtedness in the payment or performance of any obligation now or hereafter owing by such guarantor(s) to Lender, shall be a default under the provisions of this Loan and Financing Agreement entitling Lender to exercise any and all rights and remedies provided hereby. Any Event of Default under the terms and conditions of this Loan and Financing Agreement, as defined herein, shall also constitute a default under all other instruments evidencing and/or securing any other present or future borrowings, or any agreements in relation thereto, entitling Lender to exercise any and all rights and remedies provided therein.


                  RIGHTS AND REMEDIES IN THE EVENT OF DEFAULT
                  -------------------------------------------

  9.1 Upon the occurrence of any of the above Events of Default, and at any time thereafter, Lender shall have, in addition to any and all other rights and remedies available to it under the provisions hereof or of any other agreement taken pursuant to the


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provisions hereof, or under any other laws of the State of Ohio, the remedies of a secured party under the Ohio Commercial Code and, where applicable, under the laws of any state (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted) including, by way of illustration but without limitation, the right in Lender's sole discretion to take possession and dispose of all or any portion of the Collateral, and for that purpose, Lender may, so far as Borrower can give authority therefore, enter upon any premises on which the Collateral may be situated and remove the same therefrom. If Lender elects to take possession of Collateral it may maintain such possession on the Borrower's premises, or may remove the same, or any part thereof, to such other place as Lender may desire. Upon Lender's demand, Borrower will assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and to Borrower. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Lender shall give to Borrower reasonable notice of the time and place of any public sale thereof, or of the time at which private sale or other intended disposition thereof is to be made. Requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Borrower set forth in this Loan and Financing Agreement, at least Five (5) days prior to the date of the aforesaid sale and/or disposition.

  9.2 In the Event of Default, Lender or any of its agents or representatives, shall have the right to enter upon the premises of Borrower, or any other place(s) where the books and records of Borrower may then be kept and maintained, and in the Event of Default remove therefrom all such books and records including, by way of illustration but without limitation, all books and records referred to in this Loan and Financing Agreement, to the premises of Lender or any agent of the Lender, for such time as Lender may desire in order to effectively collect and liquidate the Collateral.

  9.3 Borrower shall pay to the Lender, on demand, any and all expenses, including reasonable attorney's fees and legal expenses incurred or paid by Lender in protecting or enforcing its rights upon or under the Indebtedness or this Loan and Financing Agreement. Lender shall apply the net proceeds of any sale or other disposition of Collateral, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, or other disposition of Collateral, or in any way relating to the rights of Lender hereunder, to the payment of Indebtedness, in whole or in part, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and ascertainment by Lender of any other amounts required by an existing or future provision of law, need Lender account to Borrower for surplus, if any. Borrower

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shall remain liable to Lender for the payment of any deficiency of or on the
Indebtedness, together with interest thereon, until paid. Lender shall not be required to proceed against any other party, or against any other security for the Indebtedness or pursue any other right or remedy hereunder, or under any other instrument or agreement, but all such rights and remedies shall be cumulative and in addition to all other such rights and remedies of Lender.

  9.4 In the event Lender seeks to take possession of any and/or all of the Collateral by court process, Borrower, hereby irrevocably waives any bonds and/or surety or security relating thereto required by any statute, court rule or otherwise, as incident to such possession, and waives any demand for possession and the right to trial by jury with respect thereto and/or any other action in which Lender is a party.

  9.5 Borrower covenants and agrees that neither Lender nor any of its agents will be liable for any acts or omissions, or for any error of judgment or mistake of fact or law in exercising any of the rights or remedies granted to the Lender hereunder, and further agrees that Lender shall have no duty with respect to the Collateral except for the safe custody thereof.

  9.6 Lender shall have the right in its own name or in the name of Borrower to petition a court of competent jurisdiction to appoint a trustee or receiver to carry on the business of the Borrower; Borrower does hereby irrevocably make, constitute and appoint Lender, any of its officers, employees and/or agents, effective upon an Event of Default hereunder, their true and lawful attorney, with power to so petition a court of competent jurisdiction for the aforesaid appointment of a trustee or a receiver, and to execute in their names such documents as may be required and/or convenient to fully effect this remedy and effectively operate the business of Borrower.


                            MISCELLANEOUS PROVISIONS
                            ------------------------

  10.1 All notices, requests and/or communications shall be in writing and the sending or giving of such notices, requests and/or communications shall be sufficient in all respects if sent by certified mail with postage fully prepaid thereon, or delivered personally, to the other party at the address provided for herein which shall be deemed to be the last known address of said party unless, by proper written notice hereunder, said party shall change the address to which the aforesaid notices, requests and/or communications shall thereafter be sent.

  10.2 All representations, warranties and provisions hereof shall survive the date hereof and shall be binding upon the parties hereto while there exists unpaid any Indebtedness to Lender.


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
  10.3 This Loan and Financing Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. If, at any time(s) by assignment or otherwise, Lender should transfer the Promissory Note(s) in connection herewith, such transfer shall carry with it Lender's rights, powers and remedies of and under this Loan and Financing Agreement pro tanto, and the transferee shall become vested with said rights,
          ---------
powers and remedies, whether or not they are specifically referred to in the transfer. If and to the extent that Lender retains any portion of the Promissory Note(s) in connection herewith, Lender will continue to have the rights, powers and remedies herein set forth with respect thereto. Borrower shall not have the right to assign this Loan and Financing Agreement without the prior, written consent of Lender.

  10.4 The laws of the State of Ohio shall govern this Loan and Financing Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, as well as the security provided for herein. If, by reason of the location of the Collateral, or otherwise, the creation, validity or perfection of security interest(s) provided for herein are governed by the laws of a State other than Ohio, Borrower shall take such steps and execute and deliver such documents as Lender may, from time to time, request in order to comply with the Uniform Commercial Code or other laws of such State(s).

  10.5 Borrower shall reimburse Lender for all costs and expenses, including attorneys' fees incurred by Lender in the preparation of the closing of the transactions herein contemplated.

  10.6 The Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

  10.7 No course of dealing on the part of Lender, its officers and/or employees, nor any failure or delay by Lender with respect to the exercise of any right, power or remedy under this Loan and Financing Agreement shall operate as a waiver thereof, and any single or partial exercise of any such right, power or remedy shall not preclude any later exercise thereof or any exercise of any other right, power or remedy hereunder. No waiver of default shall be effective unless in writing, signed by an officer of Lender. No waiver of any default or forebearance on the part of Lender in enforcing any of its rights under this Loan and Financing Agreement shall operate as a waiver of any other default or right, or of the same default or right on a future occasion.


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
  IN WITNESS WHEREOF, the parties hereto have caused this Loan and Financing Agreement to be duly executed on the date first above written.


                                                   "LENDER"

                                        Chempower, Inc., an Ohio Corporation


                                        BY:    /s/ T.J. KUKK
                                            ----------------------------------
                                                   President



                                             "BORROWER"

                                        Controlled Power Limited Partnership,
                                        an Illinois Limited Partnership


                                        BY:    /s/ JAMES G. OWENS
                                            ----------------------------------
                                                   President


                                            "GENERAL PARTNER"

                                        Southwick Corp., an Ohio Corporation


                                        BY:    /s/ JAMES G. OWENS
                                            ----------------------------------
                                                   President

                                MASTER GRID NOTE
                                ----------------
                                                                     Akron, Ohio
                                                                     May 5, 1995

$3,000,000.00

         FOR VALUE RECEIVED, the undersigned Controlled Power Limited Partnership, a limited partnership organized under the laws of Illinois ("Borrower"), hereby promises to pay, upon demand, to the order of Chempower, Inc., an Ohio corporation ("Lender"), in lawful money of the United States, the principal sum of

                             THREE MILLION DOLLARS
                             ---------------------

(or, if less, the unpaid principal balance shown on the reverse side or any allonge thereto), and to pay interest on the unpaid principal balance of this Note from time to time outstanding on the first day of the month next succeeding the date hereof, and continuing on the first day of each month thereafter and computed (on the basis of a 360-day year and on the actual number of days elapsed) at a rate equal to the prime rate ("Prime Rate" means the rate of interest publicly announced from time to time by First National Bank, in Akron, Ohio, as its Prime Rate), with each change in the Prime Rate automatically and immediately changing the rate thereafter applicable to this Note.

         In the event the undersigned fails to make any payment of principal and/or interest within fifteen (15) days of when due hereunder, the then outstanding principal balance hereof, together with all overdue interest, shall automatically and immediately draw interest at a rate equal to three percent (3%) per annum in excess of Prime Rate until such default is cured.

         Lender shall endorse on the reverse side (or any allonge thereto) the date and amount of each advance and the identifying mark of the person making the endorsement. The undersigned agree that each such endorsement shall be prima facie evidence that the advance indicated was made on the date indicated. There is no limit to the amount of such advances, except that the maximum unpaid principal balance outstanding at any one time shall not exceed the face amount of this Note.

         Presentment, notice of dishonor and protest are hereby waived by all debtors, sureties, guarantors and endorsers.

         The undersigned may prepay this Note, in whole or in part, at any time before maturity without premium or penalty.

         In the event the undersigned fails to make any payment of principal or interest within fifteen (15) days of when due hereunder, or in the event the undersigned voluntarily files, or has filed against it, any complaint or action for relief under any bankruptcy or insolvency laws, or for the appointment of a receiver, or if Lender shall deem itself insecure, in good faith believing that the prospect of payment of this Note is impaired, or in the event the undersigned is in default under any bank or any other funded indebtedness or in the event there is a breach in any term or condition of said mortgage, or in the event there is a death or insolvency of any person which has executed a Guaranty of Payment of this Note to the Lender; then, in any such event, the Lender may, at its option, accelerate the maturity of this Note, and the entire unpaid principal amount, together with interest thereon, shall be immediately due and payable, without demand or notice, both of which are expressly waived by the undersigned.

         The undersigned hereby represents and warrants to Lender that all funds received in consideration of the making and delivery of this Note shall be used for business or commercial purposes.

         The undersigned hereby authorizes any attorney-at-law to appear in any Court of Record in the State of Ohio or any other State or Territory of the United States after this Note becomes due by acceleration or otherwise, and waive the issuing and service of process and confess judgment against the undersigned in favor of Lender or other holder of this Note for the amount then appearing due and the cost of suit, and thereupon to release all heirs and waive all rights of appeal and stay of execution.

         Notwithstanding anything contained in this Note to the contrary, any agreement, obligation or liability of the Borrower under this Note binds only the assets of the Borrower (which assets shall not include the net worth or assets of any of the persons or entities, or both, who or which from time to time may be partners of the Borrower), and no partner of the Borrower assumes or shall be held to any personal liability for the payment of this Note, except to the extent that any such partner endorses or guarantees this Note, or a portion thereof, in an individual capacity. Without limiting the generality of the foregoing, the execution of this Note and actions taken hereunder on behalf of the Borrower by the general partner shall not constitute a personal or individual obligation of the general partner except to the extent that a general partner endorses or guarantees this Note, or a portion thereof, in an individual capacity. With respect to any action brought against the Borrower for the payment of this Note, no general partner shall be sued or named, nor shall service or process be made against any general partner except as may be necessary to secure jurisdiction of the Borrower and any property of the Borrower, and in the event an amount less than the amount set forth in any judgment is recovered, the docket shall be satisfied insofar as any general partner is concerned, except to the extent that any such partner endorses or guarantees this Note, or a portion thereof, in an individual capacity, and the holder of the judgment shall waive, abandon and forfeit any and all further rights it may or could have against any general partner for the payment of this Note. All of the foregoing shall inure to the benefit of and be enforceable by any general partner and respective heirs, personal representatives, successors and assigns thereof and shall survive the dissolution of the Borrower and its reformation, the incorporation of the Borrower and merges and consolidations affecting either the Borrower or any resultant corporation.

         "WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND
         ----------------------------------------------------------------------
         COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN
         ---------------------------------------------------------------------
         AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN
         ----------------------------------------------------------------------
         BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE
         -----------------------------------------------------------------
         AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
         ----------------------------------------------------------------------
         ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY CAUSE"
         -------------------------------------------------------


                                BORROWER :
                                ----------

                                CONTROLLED POWER LIMITED PARTNERSHIP



                          BY:               /s/ JAMES G. OWENS
                                --------------------------------------
                                                President

                                "GENERAL PARTNER"

                                SOUTHWICK CORP.



                          BY:             /s/ JAMES G. OWENS
                                --------------------------------------
                                   President





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